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                                                                 Exhibit 10.20



                   AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT


This Amendment is made and entered into by and between BHPC Marketing, Inc. ("LICENSOR") and I. C. Isaacs Co., L.P. ("LICENSEE") and is dated as of July 29, 1997. This Amendment amends and modifies that certain Exclusive License Agreement between LICENSOR and LICENSEE, dated December 14, 1995 (the "Agreement").


                                     (I)

The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as if set forth at length in the body of the Agreement. To the extent that the provisions of this Amendment are inconsistent with the terms and conditions of the Agreement, the terms set forth herein shall control.


                                     (II)

1. The following category has been added effective August 1, 1997 for distribution January 1, 1998 to the Domestic License Agreement as detailed above.

    "Product:
    ---------

    Men's dress shirts with neck sizes and sleeve lengths in assorted fabrics to include natural and synthetic fibers."

    Territory:
    ----------

    The United States, its territories and possessions."


                                     (III)

LICENSOR AND LICENSEE acknowledge and agree that the Agreement, as amended by this Amendment, remains in full force and effect and represents the entire agreement of the parties with respect to the matters contained herein.


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IN WITNESS WHEREOF, the parties hereto agree that this Amendment shall take effect as of the date and year first written above.



LICENSOR:                              LICENSEE:

BHPC MARKETING, INC.                   I. C. ISAACS & CO., L.P.



BY :   /S/ Roger Tomlinson             BY:      /S/ Robert Arnot
     -----------------------                 ------------------------
     Robert Tomlinson                        Robert Arnot
     Director of Marketing                   Chairman of the Board

DATE:  07/29/97                        DATE:   8/7/97
      ---------------------                  ------------------------



                                       BY:   /s/ Gerald W. Lear
                                             ------------------------
                                             Gerald Lear
                                             President, C.E.O.

                                       DATE:   8/7/97
                                             ------------------------